SECURITIES AND EXCHANGE COMMISSION

                         Washington, D.C.  20549

                                FORM 8-K

                             CURRENT REPORT

                   Pursuant to Section 13 or 15(d) of
                   the Securities Exchange Act of 1934


                              JUNE 15, 2001
                              -------------
                            (Date of Report)


                             ENTROPIN, INC.
                             --------------
         (Exact Name of Registrant as specified in its charter)


         Colorado               33-23693               84-1090424
----------------------------   -----------        -------------------
(State or other jurisdiction   (Commission           (IRS Employer
    of incorporation)         File Number)        Identification No.)


               45926 OASIS STREET, INDIO, CALIFORNIA 92201
               -------------------------------------------
       (Address of principal executive offices including zip code)


                             (760) 775-8333
                             ---------------
           (Registrant's telephone number including area code)

                                   N/A
                                   ---
      (Former name or former address, if changed since last report)

ITEM 5.  OTHER EVENTS.
---------------------

     Entropin, Inc. ("Entropin") issued the following press release on June 14, 2001:

                              NEWS  RELEASE
                              -------------

     ENTROPIN SELECTS CLINICAL SITES FOR ESTEROM PHASE II/III STUDY

INDIO, Calif. (JUNE 14, 2001) - ENTROPIN, INC. (NASDAQ: ETOP; ETOPW), a specialty pharmaceutical company developing new therapeutics for painful soft tissue injuries, today announced that the Company has contracted with three clinical centers of excellence for the enrollment of patients in its forthcoming Phase II/III trial for Esterom(R).

The trial, scheduled to start in the third quarter of 2001, will be performed at The Cleveland Clinic, ProHealth Associates and Tampa Medical Research Group. These sites were chosen for their expertise in orthopaedics and in rheumatology.

Entropin commented that only proven professional clinical trial sites were selected following in-depth evaluations of numerous organizations. Discussions are underway with a potential fourth site, which may be added to expedite patient enrollment.

The clinical trial, a double-blind, placebo-controlled Phase II/III pivotal study, will treat 150 patients for shoulder pain and disability.

"Our previous Phase IIIA study was conducted at sites that perform clinical trials on a wide range of pharmaceutical products," said Thomas G. Tachovsky, Ph.D., Entropin's president and chief executive officer. "Esterom(R) is a unique topical pharmaceutical designed to treat painful soft tissue injuries, a pervasive but complex medical problem. We have learned the importance of utilizing medical professionals who are experts in these types of injuries for our clinical trials, and we have chosen these sites with proven track records specifically for that reason."

THE CLEVELAND Clinic, founded in Cleveland, Ohio in 1921, integrates clinical and hospital care with research and education, and has been named one of the 10 best hospitals in the nation by U.S. News & World Report.

PROHEALTH ASSOCIATES, Lake Success, New York, is a large healthcare delivery organization with a specialty in sports medicine. The group includes 12 orthopaedic and rheumatology specialists.

THE TAMPA MEDICAL GROUP RESEARCH, Tampa, Florida, has conducted over 450 clinical trials evaluating drugs to treat the full range of orthopaedic and rheumatologic disorders. Since 1978, the Tampa Medical Group has performed numerous clinical trials for major pharmaceutical companies.

Entropin, Inc. is a pharmaceutical research and development company, initially focused on the development of Esterom(R), a novel topical therapeutic for the treatment of painful soft tissue injuries, such as tendonitis or back sprain, that result in impaired function.

THIS NEWS RELEASE INCLUDES FORWARD-LOOKING STATEMENTS THAT REFLECT ENTROPIN'S CURRENT VIEWS WITH RESPECT TO FUTURE EVENTS AND FINANCIAL PERFORMANCE. THE WORDS "BELIEVE," "EXPECT," "ANTICIPATE," AND SIMILAR EXPRESSIONS IDENTIFY FORWARD-LOOKING STATEMENTS. FORWARD-LOOKING STATEMENTS ARE SUBJECT TO A VARIETY OF RISKS, UNCERTAINTIES, AND OTHER FACTORS THAT COULD CAUSE ACTUAL RESULTS TO DIFFER MATERIALLY FROM THOSE EXPRESSED IN ANY SUCH FORWARD-LOOKING STATEMENTS. THESE FACTORS INCLUDE, BUT ARE NOT LIMITED TO: (1) THE ABILITY TO SUCCESSFULLY COMPLETE DEVELOPMENT AND COMMERCIALIZATION OF PRODUCTS, INCLUDING THE COST, SCOPE AND RESULTS OF PRECLINICAL AND CLINICAL TESTING; (2) THE ABILITY TO SUCCESSFULLY COMPLETE PRODUCT RESEARCH AND FURTHER DEVELOPMENT, INCLUDING PRE-CLINICAL AND CLINICAL STUDIES; (3) THE TIME, COST AND UNCERTAINTY OF OBTAINING REGULATORY APPROVALS; (4) THE ABILITY TO OBTAIN SUBSTANTIAL ADDITIONAL FUNDING; (5) THE ABILITY TO DEVELOP AND COMMERCIALIZE PRODUCTS BEFORE COMPETITORS; AND (6) OTHER FACTORS DETAILED FROM TIME TO TIME IN FILINGS WITH THE SECURITIES AND EXCHANGE COMMISSION.

                                   ###

                               SIGNATURES
                               ----------


     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned, thereunto duly authorized.


Date: June 15, 2001                ENTROPIN, INC.



                                   By    /s/ Thomas G. Tachovsky
                                    --------------------------------------
                                     Thomas G. Tachovsky
                                     President and Chief Executive Officer









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